Exhibit 10.17

SERIES 2013-1

INDENTURE SUPPLEMENT

among

GTP ACQUISITION PARTNERS I, LLC

ACC TOWER SUB, LLC

DCS TOWER SUB, LLC

GTP SOUTH ACQUISITIONS II, LLC

GTP ACQUISITION PARTNERS II, LLC

GTP ACQUISITION PARTNERS III, LLC

GTP INFRASTRUCTURE I, LLC

GTP INFRASTRUCTURE II, LLC

GTP INFRASTRUCTURE III, LLC

GTP TOWERS VIII, LLC

as Obligors

and

The Bank of New York Mellon

as Indenture Trustee

dated as of April 24, 2013

Secured Tower Revenue Notes, Global Tower Series 2013-1

i

SERIES 2013-1

INDENTURE SUPPLEMENT

THIS SERIES 2013-1 INDENTURE SUPPLEMENT (this “Series Supplement”), dated as of April 24, 2013, is among GTP Acquisition Partners I, LLC (the “Issuer”), ACC Tower Sub, LLC (“ACC”), DCS Tower Sub, LLC (“DCS”), GTP South Acquisitions II, LLC (“GTP South Sub”), GTP Acquisition Partners II, LLC (“GTP Sub II”), GTP Acquisition Partners III, LLC (“GTP Sub III”), GTP Infrastructure I, LLC (“GTP Infra I”), GTP Infrastructure II, LLC (“GTP Infra II”), GTP Infrastructure III, LLC (“GTP Infra III”) and GTP Towers VIII, LLC (“GTP Towers VIII”), each a Delaware limited liability company (collectively, the “Closing Date Asset Entities”; together with any entity that becomes a party hereto after the date hereof as an “Additional Asset Entity”, the “Asset Entities”, the Asset Entities and the Issuer, collectively, the “Obligors”), and The Bank of New York Mellon, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors and the Indenture Trustee are parties to the Amended and Restated Indenture, dated as of May 25, 2007, as supplemented by the Series Supplement, dated as of March 11, 2011 pursuant to which the Issuer issued the Series 2011-1 Notes (the “Series 2011-1 Notes”);

WHEREAS, the Obligors and the Indenture Trustee are parties to the Second Amended and Restated Indenture, dated as of July 7, 2011 (the “Indenture”), as supplemented by the Series Supplement, dated as of July 7, 2011 pursuant to which the Issuer issued the Series 2011-2 Notes (the “Series 2011-2 Notes” and together with the Series 2011-1 Notes, the “Series 2011 Notes”);

WHEREAS, the Obligors have requested an amendment to the Indenture, as set forth in the form attached hereto as Annex A, after the Series 2011 Notes have been paid in full and the Indenture Trustee, as authorized by the required Noteholders, is willing to agree to such amendments on the terms and subject to the conditions herein;

WHEREAS, such Obligors desire to enter into this Series Supplement in order to issue Notes pursuant to the terms of the Indenture and Section 2.07 thereof;

WHEREAS, the Issuer represents that it has duly authorized the issuance of $245,000,000 of Secured Tower Revenue Notes, Global Tower Series 2013-1, consisting of two classes designated as Class C (the “Series 2013-1 Class C Notes”) and Class F (the “Series 2013-1 Class F Notes”; together with the Series 2013-1 Class C Notes, the “Series 2013-1 Notes”);

WHEREAS, the Series 2013-1 Notes constitute Notes as defined in the Indenture; and

WHEREAS, the Indenture Trustee has agreed to accept the trusts herein created upon the terms herein set forth.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

ARTICLE I

DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01 Definitions. All defined terms used herein and not defined herein shall have the meaning ascribed to such terms in the Indenture. All words and phrases defined in the Indenture shall have the same meaning in this Series Supplement, except as otherwise appears in this Article. In addition, the following terms have the following meanings in this Series Supplement unless the context clearly requires otherwise:

“Anticipated Repayment Date” shall have the meaning ascribed to it in Section 2.01(b).

“Closing Date” shall mean, with respect to the Series 2013-1 Notes, April 24, 2013.

“Fitch” shall mean Fitch, Inc.

“Indenture” shall have the meaning ascribed to it in the preamble hereto.

“Initial Purchasers” shall mean Deutsche Bank Securities Inc., Merrill Lynch, Pierce Fenner & Smith Incorporated, Citigroup Global Markets Inc., RBC Capital Markets, LLC, RBS Securities Inc. and TD Securities (USA) LLC.

“Note Rate” shall mean the fixed rate per annum at which interest accrues on each Class of the Series 2013-1 Notes as set forth in Section 2.01(a).

“Offering Memorandum” shall mean the Offering Memorandum dated April 17, 2013, relating to the issuance by the Issuer of the Series 2013-1 Notes.

“Post ARD Note Spread” shall, for each Class of the Series 2013-1 Notes, have the meaning set forth in the table below:

Series/Class	Post-ARD Note Spread
Series 2013-1, Class C	1.666%
Series 2013-1, Class F	4.041%

“Prepayment Period” shall mean, in relation to the Series 2013-1 Notes, the period that commences on the date that is twelve months prior to the Anticipated Repayment Date.

“Rated Final Payment Date” shall have the meaning ascribed to it in Section 2.01(b) hereof.

“Rating Agency” or “Rating Agencies” shall mean, in relation to the Series 2013-1 Notes, each of Moody’s and Fitch.

“Rating Agency Confirmation” with respect to any transaction or matter in question concerning the Series 2013-1 Notes shall mean confirmation from each Rating Agency that such transaction or matter will not result in a downgrade, qualification or withdrawal of the then-current ratings of any Class of Series 2013-1 Notes (or the placing of such Class on negative credit watch or ratings outlook in contemplation of any such action with respect thereto); provided that, other than in connection with a Rating Agency Confirmation required pursuant to Section 2.12(b) or Section 13.01 of the Indenture (which, in each case, shall require a Rating Agency Confirmation from Fitch pursuant to the foregoing), the Rating Agency Confirmation with respect to Fitch may be satisfied by the Issuer giving written notice to Fitch of such matter or transaction; provided further that no Rating Agency Confirmation will be required from such Rating Agency with respect to any matter or transaction to the extent that any Rating Agency has made a public statement or otherwise communicated to the Issuer that it will no longer review transactions or matters of such type for purposes of evaluation whether to confirm the then-current ratings of obligations rated by such Rating Agency.

“Series 2013-1 Class C Notes” shall have the meaning ascribed to it in the preamble hereto.

“Series 2013-1 Class F Notes” shall have the meaning ascribed to it in the preamble hereto.

“Series 2013-1 Notes” shall have the meaning ascribed to it in the preamble hereto.

Section 1.02 Rules of Construction. Unless the context otherwise requires:

(a) a term has the meaning assigned to it;

(b) an accounting term not otherwise defined herein and accounting terms partly defined herein, to the extent not defined, shall have the respective meanings given to them under GAAP as in effect from time to time;

(c) “or” is not exclusive;

(d) “including” means including without limitation;

(e) words in the singular include the plural and words in the plural include the singular;

(f) all references to “$” are to United States dollars unless otherwise stated;

(g) any agreement, instrument or statute defined or referred to in this Series Supplement or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; references to a Person are also to its permitted successors and assigns; and

(h) the words “hereof”, “herein” and “hereunder” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section, Schedule and Exhibit references are to this Agreement unless otherwise specified.

ARTICLE II

SERIES 2013-1 NOTE DETAILS; FORM OF SERIES 2013-1 NOTES

Section 2.01 Series 2013-1 Note Details.

(a) The aggregate principal amount of the Series 2013-1 Notes which may be initially authenticated and delivered under this Series Supplement shall be issued in two (2) separate classes, each having the class designation, initial principal balance, Note Rate and ratings set forth below (except for Series 2013-1 Notes authenticated and delivered upon transfer of, or in exchange for, or in lieu of Notes pursuant to Section 2.02 of the Indenture):

Series/Class	Initial Principal Balance	Note Rate	Rating (Moody’s/Fitch)

Series 2013-1, Class C	$190,000,000	2.364%	A2(sf)/A(sf)
Series 2013-1, Class F	$55,000,000	4.704%	Ba3(sf)/BB-(sf)

(b) The “Anticipated Repayment Date” for the Series 2013-1 Notes is the Payment Date in May 2018. The “Rated Final Payment Date” for the Series 2013-1 Notes is the Payment Date in May 2043.

(c) The first Payment Date on which payments of Accrued Note Interest shall be paid to the Noteholders of the Series 2013-1 Notes shall be the May 2013 Payment Date. The initial Interest Accrual Period for the Series 2013-1 Notes shall consist of 21 days.

(d) For purposes of the last sentence of the definition of “Allocated Note Amount”, after giving effect to the issuance of the Series 2013-1 Notes, the Allocated Note Amount as determined by the Manager for any Tower Site as of any date of determination, shall be $10,000 per Tower Site with the balance of the aggregate principal balance of the Notes Outstanding on the Closing Date allocated to Tower Sites having a positive Annualized Run Rate Net Cash Flow for the month of February 2013, based on each such Tower Site’s share of the positive Annualized Run Rate Net Cash Flow as of such date for all Tower Sites having a positive Annualized Run Rate Net Cash Flow as of such date.

(e) The Record Date for purposes of determining payments to the Noteholders of the Series 2013-1 Notes for the May 2013 Payment Date shall be April 30, 2013.

Section 2.02 Delivery of Series 2013-1 Notes. Upon the execution and delivery of this Series Supplement, the Issuer shall execute and deliver to the Indenture Trustee and the Indenture Trustee shall authenticate the Series 2013-1 Notes and deliver the Series 2013-1 Notes to the Depositary.

Section 2.03 Forms of Series 2013-1 Notes. The Series 2013-1 Notes shall be in substantially the form set forth in the Indenture, each with such variations, omissions and insertions as may be necessary.

ARTICLE III

AMENDMENTS

Section 3.01 Amendments.

(a) Upon the execution of this Series Supplement pursuant to the provisions hereof, the Indenture shall be and shall be deemed to be modified and amended in accordance therewith with respect to the Notes affected thereby, and the respective rights, limitations of rights, obligations, duties, liabilities and immunities under the Indenture of the Indenture Trustee, the Servicer, the Issuer and the Holders of the Notes shall thereafter be determined, exercised and enforced hereunder subject in all respects to such modifications and amendments, and all the terms and conditions of this Series Supplement shall be and be deemed to be part of the terms and conditions of the Indenture for any and all purposes.

(b) Each of the Noteholders hereby directs the Issuer (as evidenced by their acceptance of the Series 2013-1 Notes), on the date that the Series 2011 Notes shall have been paid in full, to promptly execute on such date, in accordance with the terms of Section 13.02 of the Indenture, the First Amendment to Second Amended and Restated Indenture substantially in the form as set forth on Annex A attached hereto (the “Amendment”) without any further action or consent on any such party’s part or on the part of any of its successors or assigns. Promptly after the execution by the Obligors and the Indenture Trustee of the Amendment, the Indenture Trustee shall deliver to the Noteholders and the Servicer a copy of the Amendment. Any failure of the Indenture Trustee to deliver the Amendment shall not, however, in any way impair or affect the validity of the Amendment.

ARTICLE IV

GENERAL PROVISIONS

Section 4.01 Date of Execution. This Series Supplement for convenience and for the purpose of reference is dated as of April 24, 2013.

Section 4.02 Notices. Notices required to be given to Moody’s by the Issuer and/or the Asset Entities or the Indenture Trustee shall be mailed to Moody’s Investors Service, Inc., 7 World Trade Center, 250 Greenwich Street, New York, NY 10007, Attention: Monitoring Group. Notices required to be given to Fitch by the Issuer and/or the Asset Entities or the Indenture Trustee shall be mailed to info.cmbs@fitchratings.com.

Section 4.03 Governing Law. THIS SERIES SUPPLEMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

Section 4.04 Severability. In case any provision in this Series Supplement shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 4.05 Counterparts. This Series Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

ARTICLE V

APPLICABILITY OF INDENTURE

Section 5.01 Applicability. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Series Supplement. The representations, warranties and covenants contained in the Indenture (except as expressly modified herein) are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused this Series Supplement to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP ACQUISITION PARTNERS I, LLC, as Issuer

By:	/S/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

ACC TOWER SUB, LLC, as Obligor

By:	/S/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

DCS TOWER SUB, LLC, as Obligor

By:	/S/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP SOUTH ACQUISITIONS II, LLC, as Obligor

By:	/S/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

[Signature Page to Indenture Supplement]

GTP ACQUISITION PARTNERS II, LLC, as Obligor

By:	/S/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP ACQUISITION PARTNERS III, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE I, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE II, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE III, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

[Signature Page to Indenture Supplement]

GTP TOWERS VIII, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

[Signature Page to Indenture Supplement]

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ LESLIE MORALES
Name:	Leslie Morales
Title:	Vice President

[Signature Page to Indenture Supplement]

Annex A

First Amendment to Second Amended and Restated Indenture

THIS First Amendment (this “Amendment”), dated as of [            ], 20[    ], is among GTP Acquisition Partners I, LLC (the “Issuer”), ACC Tower Sub, LLC (“ACC”), DCS Tower Sub, LLC (“DCS”), GTP South Acquisitions II, LLC (“GTP South Sub”), GTP Acquisition Partners II, LLC (“GTP Sub II”), GTP Acquisition Partners III, LLC (“GTP Sub III”), GTP Infrastructure I, LLC (“GTP Infra I”), GTP Infrastructure II, LLC (“GTP Infra II”), GTP Infrastructure III, LLC (“GTP Infra III”) and GTP Towers VIII, LLC (“GTP Towers VIII”), each a Delaware limited liability company (collectively, the “Asset Entities”; the Asset Entities and the Issuer, collectively, the “Obligors”), and The Bank of New York Mellon, as indenture trustee and not in its individual capacity (in such capacity, the “Indenture Trustee”).

RECITALS

WHEREAS, the Obligors and the Indenture Trustee are parties to the Second Amended and Restated Indenture, dated as of July 7, 2011 (the “Indenture”), as supplemented by the Series Supplement, dated as of March 11, 2011 pursuant to which the Issuer issued the Series 2011-1 Notes (the “Series 2011-1 Notes”), as supplemented by the Series Supplement, dated as of July 7, 2011 pursuant to which the Issuer issued the Series 2011-2 Notes (the “Series 2011-2 Notes” and together with the Series 2011-1 Notes, the “Series 2011 Notes”) and as supplemented by the Series Supplement (the “Series 2013-1 Supplement”), dated as of April 24, 2013 pursuant to which the Issuer issued the Series 2013-1 Notes (the “Series 2013-1 Notes”); and

WHEREAS, the Obligors and the Indenture Trustee wish to amend the Indenture as set forth herein;

WHEREAS, pursuant to Section 13.02 of the Indenture, the Issuer and the Trustee may amend the Indenture with the prior direction of Noteholders holding more than 50% of the Voting Rights of each Class of Notes adversely affected thereby;

WHEREAS, pursuant to the terms of the Series 2013-1 Supplement, each Holder of a Series 2013-1 Note, by its acceptance thereof, has directed the Issuer to amend the Indenture as set forth herein upon the payment in full of the Series 2011 Notes;

WHEREAS, the Series 2011 Notes have been paid in full.

NOW, THEREFORE, it is mutually covenanted and agreed as follows:

1. All capitalized terms used herein and not defined herein shall have the meaning ascribed to such terms in the Indenture.

2. Section 1.01 of the Indenture is hereby amended by deleting the definition of Tenant Quality Tests appearing therein in its entirety and inserting the following in lieu thereof:

“Tenant Quality Tests” shall mean with respect to any termination, substitution or disposition of a Tower Site, that after giving effect thereto each of the following shall be true: (1) the percentage of Annualized Run Rate Revenues for all Tower Sites attributable to telephony/broadband Tenants (taken together) is not less than 82.5%, (2) the percentage of Annualized Run Rate Net Cash Flow for all Tower Sites attributable to Mortgaged Sites is not less than 87.5% and (3) the percentage of Annualized Run Rate Revenues for all Tower Sites attributable to Tenants that have an investment grade rating is not less than 52.5%.

3. Section 2.12(b) of the Indenture is hereby amended by deleting clause (a) thereof and inserting the following in lieu thereof:

(a) the Additional Notes of a particular Class shall rank pari passu with the Continuing Notes, if any, of the Class of Notes bearing the same Class designation (regardless of Series or date of issuance);

4. The provisions of the Indenture are hereby ratified, approved and confirmed, except as otherwise expressly modified by this Amendment. The representations, warranties and covenants contained in the Indenture are hereby reaffirmed with the same force and effect as if fully set forth herein and made again as of the date hereof

5. THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6. This Amendment may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such respective counterparts shall together constitute but one and the same instrument.

IN WITNESS WHEREOF, the Obligors and the Indenture Trustee have caused this Amendment to be duly executed by their respective officers, thereunto duly authorized, all as of the day and year first above written.

GTP ACQUISITION PARTNERS I, LLC, as Issuer

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

ACC TOWER SUB, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

DCS TOWER SUB, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP SOUTH ACQUISITIONS II, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP ACQUISITION PARTNERS II, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP ACQUISITION PARTNERS III, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE I, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE II, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP INFRASTRUCTURE III, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

GTP TOWERS VIII, LLC, as Obligor

By:	/s/ ALEX GELLMAN
Name:	Alex Gellman
Title:	Chief Operating Officer

THE BANK OF NEW YORK MELLON, as Indenture Trustee

By:	/s/ LESLIE MORALES
Name:	Leslie Morales
Title:	Vice President